UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 22, 2009
Apollo Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona	85040

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 966-5394

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
     On June 22, 2009, Apollo UK Acquisition Company Limited (“Acquisition Company”) and BPP Holdings plc (“BPP”) issued a joint press release announcing that BPP is mailing to its shareholders the scheme document (the “Scheme Document”) relating to the offer by Acquisition Company to acquire BPP. Acquisition Company is a wholly-owned subsidiary of Apollo Global, Inc., which is an 80.1% owned subsidiary of Apollo Group, Inc. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
     The Scheme Document contains notices of the Court Meeting and General Meeting of BPP shareholders required to approve the scheme of arrangement through which Acquisition Company’s offer for BPP is being implemented (the “Scheme”), a unanimous recommendation of the directors of BPP that shareholders vote in favor of the resolutions to be proposed at the Court Meeting and the General Meeting and other information relating to the Scheme. A copy of the Scheme Document is furnished as Exhibit 99.2 to this Form 8-K.
     The information in Item 7.01of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are provided herewith:

Exhibit Number	Description

99.1	Text of press release issued by Apollo UK Acquisition Company Limited and BPP Holdings plc, dated June 22, 2009.

99.2	Scheme Document.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.
June 22, 2009	By:	/s/ Brian L. Swartz
		Name:	Brian L. Swartz
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Text of press release issued by Apollo UK Acquisition Company Limited and BPP Holdings plc, dated June 22, 2009.

99.2	Scheme Document.